SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                     (X)
Filed by a party other than the Registrant  ( )

Check the appropriate box:
( )  Preliminary Proxy Statement            ( )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                             ADVANTAGE AMERICA, INC.
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)  No fee required.
( )  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(1),
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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( )  Fee paid previously with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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
                             ADVANTAGE AMERICA, INC.
                          4425 Jamboree Road, Suite 250
                             Newport Beach, CA 92660
       __________________________________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held February 19, 2003
       __________________________________________________________________

To Our Stockholders:

You are invited to attend our Annual Meeting of Stockholders of Advantage America, Inc. to be held at 4425 Jamboree Road, Suite 250, Newport Beach, California 92660 on Wednesday, February 19, 2003 at 10:00 AM. local time. At the Annual Meeting, stockholders will be asked to vote on the following proposal:

Proposal 1.  Election of four directors, each with a term of one year.
Proposal 2.  Ratification of the appointment of Mayer Hoffman McCann P.C. as our independent auditors for the fiscal year ending June 30, 2003.

Stockholders also will transact any other business that may properly come before the meeting or any adjournment thereof.

The foregoing matters are more fully described in the proxy statement accompanying this Notice. Also enclosed is a copy of our Form 10-KSB containing the consolidated financial statements for the year ended June 30, 2002 and a copy of our Form 10-QSB for the quarter ended September 30, 2002.

The record date for the Annual Meeting is December 31, 2002. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. You are cordially invited to attend the meeting in person; however, even if you plan to attend the meeting, you are requested to mark, sign, date and mail promptly the enclosed proxy for which a return envelope is provided.

This proxy statement was mailed on or about January 24, 2003 , to all stockholders entitled to vote at the annual meeting.

                               By order of the Board of Directors
January 24, 2003               M.C. Horning, Jr.
                               Chairman of the Board

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ACCOMPANYING PROXY. THE ENCLOSED RETURN ENVELOPE REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

                             ADVANTAGE AMERICA, INC.
                          4425 Jamboree Road, Suite 250
                        Newport Beach, California  92660
                      ____________________________________

                              2002 PROXY STATEMENT
                      ____________________________________

                                  INTRODUCTION

This proxy statement is furnished in connection with the solicitation of proxies by our board of directors for use at the Annual Meeting of Stockholders of Advantage America, Inc. to be held at 4425 Jamboree Road, Suite 250, Newport Beach, California 92660 on Wednesday, February 19, 2003 at 10:00 AM local time.

At the meeting, stockholders will be asked to vote on two proposals. The proposals are set forth in the accompanying Notice of Annual Meeting of Stockholders and are described in more detail below. Stockholders also will consider any other matters that may properly come before the meeting, although the Board of Directors knows of no other business to be presented.

By submitting your proxy, you authorize M.C. Horning III to represent you and vote your shares at the meeting in accordance with your instructions. Mr. Horning also may vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the meeting.

Our Form 10-KSB containing our consolidated financial statements for the year ended June 30, 2002, and the auditors' report thereon, and our Form 10-QSB for the quarter ended September 30, 2002 are enclosed. This proxy statement and the accompanying materials are being mailed to stockholders on or about January 24, 2003.

We currently intend to hold our 2003 Annual Meeting of Stockholders in November 2003 and to mail proxy statements relating to the 2003 annual meeting in October 2003. Stockholder proposals intended to be presented at the 2003 annual meeting and included in the proxy statement must be received by us in writing to our offices in Newport Beach, California, addressed to our secretary, by August 31, 2003 in order to be considered timely. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.

YOUR PROXY VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

                      INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, stockholders will be asked to vote on the following proposals:

     Proposal 1. Election of four directors, each with a term of one year. Proposal 2. Ratification of the appointment of Mayer Hoffman McCann P.C.
                  as our independent auditors for the fiscal year ending June 30, 2003.

The stockholders also will transact any other business that may properly come before the meeting. Members of our management team will be present at the meeting to respond to appropriate questions from stockholders.

Who is entitled to vote?

The record date for the meeting is December 31, 2002. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting. Our common stock is our only class of voting securities. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date there were 3,820,010 shares of common stock outstanding.

What if my shares are held in "street name" by a broker?

If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes."

How many shares must be present to conduct the meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

How do I vote?

1. YOU MAY VOTE BY MAIL. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in the United States.

2. YOU MAY VOTE IN PERSON AT THE MEETING. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. Additionally, we will pass out written ballots to anyone who wishes to vote in person at the meeting. Beneficial owners of shares held in "street name" who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I submit my proxy?

Yes, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:

.. signing another proxy with a later date; or .. giving written notice of such revocation to our secretary prior to or at the meeting.

Your attendance at the meeting will not have the effect of revoking your proxy unless you give written notice of revocation to our secretary before the polls are closed.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed unless:

..  required by law (including in connection with the pursuit or defense of legal or regulatory actions or proceedings);
.. you expressly request disclosure on your proxy; or .. there is a contested election for the board of directors.

Who will count the votes?

The general counsel of one of our affiliate companies.

How does the board of directors recommend I vote on the proposals?

The board recommends that you vote:

  FOR election of the four nominees to the board of directors.
  FOR ratification of the independent auditors.

What if I do not specify how my shares are to be voted?

  If you submit a proxy but do not indicate any voting instructions, your shares will be voted:

  FOR election of the four nominees to the board of directors.
  FOR ratification of the independent auditors.

Will any other business be conducted at the meeting?

The board of directors knows of no other business that will be presented at the meeting. If any other proposal properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to elect the director nominees?

If you or another stockholder gives notice of an intention to do so prior to voting at the meeting, all stockholders may cumulate their votes and give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of shares to which the stockholder is entitled to vote, or distribute votes on the same principle among as many nominees as the stockholders see fit. Nominees for which stockholders may cumulate vote must have been placed in nomination prior to the vote. The nominees receiving the highest number of affirmative votes will be elected.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the board of directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

How will abstentions be treated?

If you abstain from voting on one or more proposals, your shares will still be included for purposes of determining whether a quorum is present. Because directors are elected by a plurality of the votes (unless a stockholder properly invokes cumulative voting), an abstention will have no effect on the outcome of the vote and therefore, is not offered as a voting option for Proposal 1. If you abstain from voting on Proposal 2, your shares will be included in the number of shares voting on the proposal and, consequently, your abstention will have the same practical effect as a vote against the proposal.

How will broker non-votes be treated?

Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum. Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal.

Consequently, broker non-votes will have the following effects:
Proposal 1. Broker non-votes will have no effect on the election of directors. Proposal 2. Broker non-votes will have no effect on the ratification of independent auditors.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

Our board of directors currently consists of four directors. All of the directors are elected at the annual meeting of stockholders to serve for one year or until successors are elected and qualified. Directors currently receive no compensation for serving on the board of directors, but the policy is subject to change based upon the need to attract and retain qualified directors.

Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the board of directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

The affirmative vote of a plurality of the votes cast at the meeting (unless a stockholder properly invokes cumulative voting) is required to elect the four nominees as directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE FOUR NOMINEES.

The following table sets forth, with respect to each nominee, his name, age, position with us and the year in which he first became a director.

NAME                             AGE     POSITION                 DIRECTOR SINCE

M.C. Horning III                  30     Director, Vice President           2001
                                         and Secretary

Robert E. Schaulis, Sr. (1),(2)   70     Director                           2001

Leslie S. Cotton (2)              72     Director                           2001

R. Bradley Redelsperger           39     none                                n/a

-----------------------
(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.

M.C. (CHAD) HORNING III - Mr. Horning has served as President of Newport Federal Financial since June 1999. Mr. Horning has also served as President of

Signature Services, a commercial property management firm since October 2000.
He also serves Newport Federal, an owner and developer of Commercial real estate, as Vice President. Mr. Horning joined Newport Federal in 1992 as a property manager. Prior to joining Newport Federal, he owned and managed Merritt Industries, a company specializing in commercial lighting and retrofitting. Mr. Horning is the son of M.C. (Chuck) Horning, Jr., our majority stockholder and director who is not standing for re-election.

LESLIE S. COTTON - Mr. Cotton was employed as a professional by Shell Oil Company until his retirement in 1985. He is the President and CEO of Lescot International Inc. which presently develops land in Illinois. He is also President and CEO of Les Cotton Associates, an investment holding company. He is presently serving as director on the Boards of Newport Federal, International Mariculture Resources and SeaMex de Baja Californian. He previously served on the Board of Fashion Group Ltd.

ROBERT E. SCHAULIS, SR. - Mr. Schaulis has served on our Board since 2001. For the past several years he has been semi-retired. He served as a general partner for Digital Media Partners, a venture capital firm, from 1993 to 1994. From 1987 to 1992 he served as Vice President of Philips Interactive Media, a wholly-owned subsidiary of Philips N.V., a Dutch multi-national. Prior to 1987, he provided consulting and management services through his own companies, Roberts' Newport Systems, and JIA Management, later acquired by A.T. Carney.
Mr. Schaulis holds B.S. and M.S. degrees from Emporia State University in
Kansas.

R. BRADLEY REDELSPERGER - Mr. Redelsperger serves in various capacities for our affiliates. He is currently Portfolio Manager of Newport Federal Financial, a California finance lender, and Asset Manager of Newport Federal, an owner and developer of commercial real estate, and Signature Services, a commercial property management firm, since July 2000. Prior to joining Newport Federal, Mr. Redelsperger served as a business analyst for Mirage Resorts, Inc. He holds a B.S. from Pepperdine University and an MBA from the University of Nevada, Las Vegas. Mr. Redelsperger is the brother of M.C. (Chad) Horning III and the stepson of M.C. (Chuck) Horning, Jr.


                          BOARD COMMITTEES AND MEETINGS

Our operations are managed under the broad supervision of the board of directors, which has responsibility for the establishment and implementation of our general operating philosophy, objectives, goals and policies. During the fiscal year ended June 30, 2002, the Board of Directors conducted one meeting. Each director who served during the fiscal year ended June 30, 2002 attended the meeting of the board.

The board of directors has an audit committee and a compensation committee. The board does not have a nominating committee. Committee memberships as of September 30, 2002 were as follows:

Audit Committee               Compensation Committee
---------------               ----------------------
Robert E. Schaulis, Sr.       Robert E. Schaulis, Sr.
Leslie S. Cotton

The audit committee has not adopted a written charter. The functions of the audit committee, which held one meeting during 2002, are as follows:
.. review significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;
.. ascertain the existence of effective accounting and internal control systems; .. oversee the entire audit function both internal and independent; and .. provide an effective communication link between the auditors (internal and independent) and the Board of Directors.

The functions of the Compensation Committee, which held no meetings during 2002, are as follows:
..  determine the salaries, bonuses and other remuneration and terms and conditions of employment of the executive officers of the Company;
..  oversee the administration of the Company's stock incentive and restricted stock plans;
..  oversee the administration of the Company's employee benefit plans covering employees generally; and
.. make recommendations to the Board of Directors with respect to the Company's compensation policies.


                             DIRECTORS' COMPENSATION

During the fiscal year ended June 30, 2002, the Company paid no compensation for service on the Board of Directors.


                                   PROPOSAL 2
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Our board of directors has selected Mayer Hoffman McCann P.C. to serve as our independent accountants for the fiscal year ending June 30, 2003. Sprayberry, Barnes, Marietta & Luttrell has served as our auditor since 2001. The partners of Sprayberry, Barnes, Marietta & Luttrell joined Mayer Hoffman McCann P.C. on January 2, 2003. Our board is seeking ratification of its selection of Mayer Hoffman McCann P.C. as a matter of good corporate practice.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.


                  COMPENSATION AND OPTION GRANTS AND EXERCISES

We have not paid any compensation or issued any options in any of the fiscal years ended June 30, 2000, 2001 or 2002. None of our executive officers has exercised any options in any of the fiscal years ended June 30, 2000, 2001 or 2002.

                              EMPLOYMENT AGREEMENTS

We currently have no employment agreements in effect with any executive officer or employee.


    REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
                                  COMPENSATION

No compensation is paid, nor is any compensation seen as necessary or appropriate at this time.

                    The Compensation Committee of the Board of Directors Robert E. Schaulis, Sr.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended June 30, 2002, our compensation committee consisted of Robert E. Schaulis, Sr. Mr. Schaulis has not at any time been our officer or employee. There are no compensation committee interlocks between us and other entities involving our executive officers and board members who serve as executive officers or board member of these other entities.


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee has reviewed and discussed with management and Sprayberry, Barnes, Marietta & Luttrell, then our independent auditors, the audited financial statements. The audit committee has discussed with the independent auditors the matter required to be discussed by Statement on Auditing Standards No. 61. In addition, the audit committee has received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from us and our management. The audit committee has considered whether the independent auditors provision of non-audit services to us is compatible with the auditor's independence.

In reliance on the reviews and discussions referred to above, the audit committee recommended to our board of directors, and the board approved, that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended June 30, 2002.

                         The Audit Committee of the Board of Directors Robert E. Schaulis, Sr.
                         Leslie S. Cotton


                 INDEPENDENT AUDITORS FEES FOR FISCAL YEAR 2002

The following table presents fees for professional services rendered by Sprayberry, Barnes, Marietta & Luttrell for the audit of our annual financial statements for fiscal year 2002 and for reviews of the financial statements included in our registration statement and Forms 10-QSB for fiscal year 2002, and fees billed for other services rendered by Sprayberry, Barnes, Marietta & Luttrell.

          Audit fees, excluding audit related fees     $15,608

          All other fees:
               Audit related fees (1)                  $23,471
               Other non-audit services (2)            $   571

               Total all other fees                    $39,650
___________
(1) Audit related fees consisted principally of reviews of our quarterly financial statements, Forms 10-QSB, registration statement and issuance of consent.
(2) Other non-audit fees consisted of tax compliance and tax consulting services.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the amount of the Company's common stock beneficially owned by each director of the Company, each nominee for director, each of the executive officers named in the Summary Compensation Table below, and all directors and named executive officers as a group as of September 30, 2002. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power.


NAME AND ADDRESS OF BENEFICIAL OWNER     AMOUNT AND NATURE     PERCENT OF CLASS
                                         OF BENEFICIAL OWNER

Current and Nominee Directors
M.C. Horning, Jr. (1)                      1,687,078 shares               44.1%
  4425 Jamboree Road, Suite 250
  Newport Beach, CA  92660
M.C. Horning III                             270,000 shares                7.1%
  4425 Jamboree Road, Suite 250
  Newport Beach, CA  92660

Robert E. Schaulis, Sr.                       60,000 shares                1.6%
  4425 Jamboree Road, Suite 250
  Newport Beach, CA  92660
Leslie S. Cotton                                   0 shares                  *
  4425 Jamboree Road, Suite 250
  Newport Beach, CA  92660
R. Bradley Redelsperger                            0 shares                  *
  4425 Jamboree Road, Suite 250
  Newport Beach, CA  92660

All Current and Nominee Directors
  and Officers as a Group                  2,017,078 shares               52.8%

Greater Than 5% Beneficial Owners
Harold Feikes, M.D.                          509,177 shares               13.3%
   Address unknown
___________
*    Less than 1%.
(1) Includes 210,881 shares owned by Newport Federal, a California corporation, owned 100% by M.C. Horning, Jr.


                              CERTAIN TRANSACTIONS

Over the past 20 years, the Company has made loans to Newport Federal and its subsidiary, Newport Federal Financial. Newport Federal is owned and controlled by the Company's Director, Chief Executive Officer and largest shareholder, M.C. Horning, Jr.

At June 30, 2002, the Company had outstanding notes receivable from Newport Federal and Newport Federal Financial in the amounts of $302,421 and $754,922, respectively. At June 30, 2001, the Company had outstanding notes receivable from Newport Federal and Newport Federal Financial in the amounts of $391,780 and 683,365, respectively. Interest income received and accrued on these notes and included in lending operations income at a rate of ten percent per annum were $104,198 and $112,523 for the years ended June 30, 2002 and 2001, respectively. These loans were paid in full on November 14, 2002 so that we are in compliance with new laws. As a result, we are likely to have lower interest income.

In addition, the Company receives management and accounting services from Newport Federal and its affiliates at no charge.


                             ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

The following individuals filed reports required by Section 16(a) of the Exchange Act after the applicable deadlines:

               M.C. Horning, Jr.
               M.C. Horning III
               Leslie S. Cotton
               Robert E. Schaulis, Sr.

In addition, a stockholder, Harold Feikes, M.D., whom the Company has been unable to contact, failed to file a report required by Section 16(a) of the Exchange Act.

Proxy Solicitation Costs

The Company makes the solicitation of proxies and will be pay the cost of solicitation. In addition to the solicitation of proxies by use of the mail, proxies may be solicited personally or by mail, telephone, facsimile or other electronic means by directors, officers and regularly engaged employees of the Company, none of whom will receive additional compensation therefor. Brokers, nominees and their similar record holders will be requested to forward solicitation materials and will be reimbursed by the Company upon request for their out-of-pocket expenses.

Independent Public Accountants

The Board of Directors has selected Mayer Hoffman McCann P.C. to serve as the independent accountants for the Company for the fiscal year ended June 30, 2003. Sprayberry, Barnes, Marietta & Luttrell has been the Company's independent public accountants since 2001. The partners of Sprayberry, Barnes, Marietta & Luttrell joined Mayer Hoffman McCann P.C. on January 2, 2003.

Incorporation by Reference

In our filings with the Securities and Exchange Commission, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the Securities and Exchange Commission, so that information should be considered as part of the filing that you are reading. Our 2002 Annual Report is incorporated by reference. Based on Securities and Exchange Commission regulations, the Compensation Committee and Audit Committee Reports in this proxy statement specifically are not incorporated by reference into any other filings with the Securities and Exchange Commission.

This proxy statement is sent to you as part of the proxy materials for the 2002 annual meeting of stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of our common stock.

Availability of Additional Information

Copies of our 2002 Annual Report (which includes the Annual Report on Form 10-KSB filed with the Securities and Exchange Commission) and our Form 10-QSB for the quarter ended September 30, 2002 have been distributed to stockholders.

Additional copies and additional information are available without charge from Advantage America, Inc., 4425 Jamboree Road, Suite 250, Newport Beach, California 92660 Attn: General Counsel.

Stockholder Proposals for 2003 Annual Meeting

Stockholders proposals intended to be presented at the Company's 2003 annual meeting must be received by the Company's Secretary no later than August 31, 2003 to be eligible for inclusion in the Company's proxy statement and form of proxy related to the 2003 annual meeting.


                                  OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.



                                   By order of the Board of Directors
                                   M.C. Horning, Jr.
                                   Chairman of the Board

P
R
O
X
Y


                             ADVANTAGE AMERICA, INC.

                    Proxy for Annual Meeting of Shareholders

                                February 19, 2003

The undersigned hereby appoints M.C. Horning III proxy, with full power of substitution, to vote all shares of common stock that the undersigned is entitled to vote at the Annual Meeting of the Shareholders of Advantage America, Inc. (the "Company"), to be held on Wednesday, February 19, 2003, at 10:00 a.m. local time at 4425 Jamboree Road, Suite 250, Newport Beach, California 92660, and at all adjournments thereof as follows on reverse side:

This Proxy will be voted as you specified on reverse side. If no specification is made, the Proxy will be voted FOR the nominees listed in Item 1, FOR Item 2 and IN THE DISCRETION OF THE PROXY for such other business as may properly come before the meeting. Receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated January 24, 2003 is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE ADVANTAGE AMERICA, INC. BOARD OF DIRECTORS.

PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADVANTAGE AMERICA, INC.

PLEASE MARK VOTE IN BOX USING DARK INK ONLY.

1.   Election of Directors.         [  ]          [  ]             [  ]
                                    For           Withheld         For All
                                    All           All              Except
                                                                   Nominees
                                                                   Crossed Out
     Nominees:
     M.C. Horning III
     Robert E. Schaulis, Sr.
     Leslie S. Cotton
     R. Bradley Redelsperger


2. Ratify the appointment of Mayer Hoffman McCann P.C. as our independent auditors for the fiscal year ending June 30, 2003.

                                    [  ]          [  ]             [  ]
                                    For           Against          Abstain

In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

Please sign your name exactly as it appears above. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If held by a corporation, please sign in full corporate name by the president or other authorized officer. If held by a partnership or limited liability company, please sign in the company's name by an authorized partner, manager or officer.

                              Dated:  ___________________, 2003


                              Signature:      ____________________________

                              Title:          ____________________________


                              Signature:      ____________________________
                              (If held jointly)
                              Title:          ____________________________



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